UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant	☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT
TO COMPLETION DATED [  ], 2022
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

6100 Southwest Boulevard, Suite 320
Fort Worth, Texas 76109

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2022
To the Stockholders of Integrated Rail and Resources Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on [•], 2022 at 10:00 a.m. Eastern Time, via live webcast at the following address [•]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated [•], 2022, and is first being mailed to stockholders of the Company on or about [•], 2022. You are cordially invited to attend the Special Meeting for the following purposes:
•
Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a first amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from November 15, 2022 to May 15, 2023 (the “Extension” and such date, the “Deadline Date”);

•
Proposal No. 2 — The “Trust Amendment Proposal” — to consider and vote upon a proposal to amend our investment management trust agreement, dated November 11, 2021 (the “Trust Agreement”), with American Stock Transfer & Trust Company, LLC, as trustee, pursuant to an amendment in the form attached hereto as Annex B (the “Trust Amendment”), to change the date on which the trustee must commence liquidation of the trust account established in connection with our IPO, or the trust account, to the Deadline Date (the “Trust Amendment Proposal”); and

•
Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

Only holders of record of shares of Class A common stock and shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), at the close of business on October 24, 2022, are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to complete an initial business combination. The Trust Amendment Proposal is a condition to the implementation of the Extension. The Charter provides that we have until November 15, 2022 to complete our initial business combination.

On October 11, 2022, we signed a non-binding letter of intent with a business combination target company (the “Target”). Our board of directors (the “Board”) believes that the Extension is necessary in order to be able to consummate an initial business combination with the Target. Our Board currently believes that there is not sufficient time before November 15, 2022 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of the business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Pursuant to our Charter, we are providing the holders of shares of Class A common stock originally sold as part of the units issued in our IPO (such holders, the “public stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal and the Trust Amendment Proposal, their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and American Stock Transfer & Trust Company to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). Public stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal. Public stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Deadline Date. Notwithstanding the foregoing redemption rights, a public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the outstanding shares of Class A common stock sold in the IPO. Holders of the Company’s outstanding warrants sold in the IPO, which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal and Trust Amendment Proposal. Our sponsor DHIP Natural Resources Investments, LLC, a Delaware limited liability company (“Sponsor”), officers and directors have agreed to waive their redemption rights in connection with the consummation of the Extension Amendment Proposal and the Trust Amendment Proposal with respect to any shares of Class B common stock they hold and any public shares they may have acquired during or after the IPO. Shares of Class B common stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 14.4% of our outstanding issued and outstanding shares of common stock, including all of the shares of Class B common stock.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account the lesser of (a) an aggregate of $400,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the six calendar months commencing on November 15, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension period. If more than 12,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until February 15, 2023 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.052 per share, with the aggregate maximum contribution to the trust being $1,200,000. However, if 11,000,000 public shares are redeemed and 12,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 15th day of such calendar month. Accordingly, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented and we take the full time through the Deadline Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share if all of our public shares remain outstanding after redemptions, or approximately $10.30 per share if 11,000,000 public shares are redeemed and 12,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.10 per share. The contributions are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The contributions will not occur if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed.
In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial business combination.
We are not asking you to vote on an initial business combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we will not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate an initial business combination or remain listed on the New York Stock Exchange (“NYSE”).
Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Deadline Date.
Our Sponsor, and our officers and directors are not entitled to redeem the Class B common stock and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.
If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by November 15, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.
The approval of the Trust Amendment Proposal requires approval of holders of at least 50% or more of the outstanding shares of common stock present (including virtually) or represented at the Special Meeting by proxy (including virtually) and entitled to vote thereon at the Special Meeting. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have the same effect on the outcome of the vote on the Trust Amendment Proposal as voting “against” the Trust Amendment Proposal. The approval of the Trust Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting.
You are not being asked to vote on an initial business combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Deadline Date.
The Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.
Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200; banks and brokers can call at (203) 658-9400.
By Order of the Board of Directors
[•], 2022

Richard D. Bertel Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

6100 Southwest Boulevard, Suite 320
Fort Worth, Texas 76109

SPECIAL MEETING
TO BE HELD ON [•], 2022

PROXY STATEMENT
The Special Meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held on [•], 2022, at 10:00 a.m. Eastern Time via live webcast at the following address [   ], for the sole purpose of considering and voting upon the following proposals:
•
Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a first amendment to the Charter in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from November 15, 2022 to May 15, 2023 (the “Extension” and such date, the “Deadline Date”); and

•
Proposal No. 2 — The “Trust Amendment Proposal” — to consider and vote upon a proposal to amend our investment management trust agreement, dated November 11, 2021 (the “Trust Agreement”), with American Stock Transfer & Trust Company, LLC, as trustee, pursuant to an amendment in the form attached hereto as Annex B (the “Trust Amendment”), to change the date on which the trustee must commence liquidation of the trust account established in connection with our IPO, or the trust account, to the Deadline Date (the “Trust Amendment Proposal”); and

•
Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described herein.
The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to complete an initial business combination. The Trust Amendment Proposal is a condition to the implementation of the Extension. The Charter provides that we have until November 15, 2022 to complete our initial business combination. On October 11, 2022, we signed a non-binding letter of intent with a business combination target company (the “Target”). Our board of directors (the “Board”) believes that the Extension is necessary in order to be able to consummate an initial business combination with the Target. Our Board currently believes that there is not sufficient time before November 15, 2022 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of the business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) announcing the proposed business combination. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Approval of the Extension Amendment Proposal and the Trust Amendment Extension are conditions to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
Approval of the Trust Amendment Proposal requires approval of holders of at least 50% or more of the outstanding shares of common stock present (including virtually) or represented at the Special Meeting by proxy (including virtually) and entitled to vote thereon at the Special Meeting. Approval of the Trust Amendment Extension is conditioned upon the approval of the Extension Amendment Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting.
In connection with the Extension Amendment Proposal and the Trust Amendment Proposal, stockholders may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of shares of then outstanding Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election”. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “public stockholders”) may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Deadline Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is completed. We are not asking you to vote on an initial business combination, at this time. We urge you to vote at the Special Meeting regarding the Extension.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account the lesser of (a) an aggregate of $400,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the six calendar months commencing on November 15, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension period. If more than 12,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until February 15, 2023 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.052 per share, with the aggregate maximum contribution to the trust being $1,200,000. However, if 11,000,000 public shares are redeemed and 12,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 15th day of such calendar month. Accordingly, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented and we take the full time through the Deadline Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share if all of our public shares remain outstanding after redemptions, or approximately $10.30 per share if 11,000,000 public shares are redeemed and 12,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The contributions will not occur if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Deadline Date.
DHIP Natural Resources Investments, LLC, a Delaware limited liability company (our “Sponsor”), and our officers and directors are not entitled to redeem the Class B Common Stock and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] million that was in the Trust Account as of [•], 2022. In such event, we may need to obtain additional funds to consummate an initial business combination and for the Company’s shares of Class A common stock be or remain listed on the New York Stock Exchange (“NYSE”), and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by November 15, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock (the “Class B common stock” and, together with the public shares, the “shares” or “common stock”), DHIP Natural Resources Investments, LLC (our “Sponsor”), anchor investors that participated in the IPO (the “anchor investors”) or any other holder of our Class B common stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Based upon the amount in the Trust Account as of October [•], 2022, which was approximately $[•] million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[  ] at the time of the Special Meeting. The closing price of the public shares on the New York Stock Exchange (“NYSE”) on October [•], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Deadline Date if the Extension Amendment Proposal is approved.
The purpose of the Trust Amendment is to allow us more time to complete an initial business combination. Our Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly upon receipt of the applicable instruction letter delivered by us in connection with a closing of an initial business combination or our inability to effect an initial business combination by November 15, 2022. Our Board currently believes that there is not sufficient time before November 15, 2022 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Trust Amendment to prevent liquidation of the Trust Account.
Our Board has fixed the close of business on October 24, 2022 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were [•] shares of common stock outstanding, of which 23,000,000 were public shares and 5,750,000 were Class B common stock. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of up to $32,500 plus Morrow’s out-of-pocket expenses. We will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. We also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of public shares for their expenses in forwarding soliciting materials to beneficial owners public shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Deadline Date.
This Proxy Statement is dated [•], 2022 and is first being mailed to stockholders on or about [•], 2022.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:	Why am I receiving this Proxy Statement?
A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed under the laws of the State of Delaware on March 12, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On November 16, 2021, we consummated our IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $230,000,000. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 15, 2022). Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Deadline Date in order to allow our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, and is submitting these proposals to our stockholders to vote upon.
Q:	What is being voted on?
A:	You are being asked to vote on the Extension Amendment Proposal and the Trust Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:
•
Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Charter pursuant to a first amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement to extend the date by which the Company must (1) effectuate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem 100% of the Company’s Class A common stock included as part of the units sold in the Company’s IPO, from November 15, 2022 to May 15, 2023; and

•
Proposal No. 2 — The “Trust Amendment Proposal” — to consider and vote upon a proposal to amend our investment management trust agreement, dated November 11, 2021, with American Stock Transfer & Trust Company, LLC, as trustee, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our IPO, or the trust account, to the Deadline Date; and

•
Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Q:	What are the purposes of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?
A.
The sole purpose of the Extension Amendment Proposal and the Trust Amendment proposal is to provide the Company with sufficient time to complete an initial business combination. On October 11, 2022, we signed a non-binding letter of intent with the Target. Our Board believes that the Extension is necessary in order to be able to consummate an initial business combination with the Target. Our Board currently believes that there is not sufficient time before November 15, 2022 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of the business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment are conditions to the implementation of the Extension. The approval of the Trust Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Trust Amendment Extension is conditioned upon the approval of the Extension Amendment Proposal.
We are not asking you to vote on an initial business combination, at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we will not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an initial business combination on or before the Deadline Date.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] million that was in the Trust Account as of October [•], 2022.
If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by November 15, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Q:	Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?
A:
Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before November 15, 2022. As we explain below, we may not be able to complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to complete an initial business combination. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with the Target, our Board currently believes that there is not sufficient time before November 15, 2022, to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. The sole purpose of the Extension Amendment and the Trust Amendment are to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into a non-binding letter of intent with the Target, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. Accordingly, our Board is proposing the Extension Amendment proposal to extend the Company’s corporate existence until the Deadline Date.
Accordingly, in order for our stockholders to be able to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. Our Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from November 15, 2022, to May 15, 2023.
Our Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly upon receipt of the applicable instruction letter delivered by us in connection with a closing of an initial business combination or our inability to effect an initial business combination by November 15, 2022. The purpose of this proposal is to extend the date on which the trustee shall commence liquidation of the trust account promptly following the Deadline Date. To extend the date on which the trustee shall commence liquidation of the trust account, we intend to amend the applicable provisions of the Trust Agreement.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence up to the Deadline Date.
You are not being asked to vote on an initial business combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Deadline Date.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
Our Charter provides that if our stockholders approve a first amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 15, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we have entered into a non-binding letter of intent with the Target, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction. Our Board believes, however, that stockholders should have an opportunity to evaluate an initial business combination, and if approved by our stockholders, the Company should have an opportunity to consummate an initial business combination. Accordingly, our Board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Deadline Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of an initial business combination, and if approved by our stockholders, consummate an initial business combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve a business combination. Our charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the public shares in the event we do not complete a business combination by November 15, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by our Charter.
Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Deadline Date.
We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 15, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and expenses related to the administration of the trust account and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q:	Why should I vote “FOR” the Trust Amendment Proposal?
A:
Our Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly upon receipt of the applicable instruction letter delivered by us in connection with a closing of an initial business combination or our inability to effect an initial business combination by November 15, 2022.

If the Trust Amendment Proposal is not approved by our stockholders, we expect to dissolve and liquidate in accordance with our existing certificate of incorporation.
Our Board recommends that you vote in favor of the Trust Amendment Proposal.
Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q:	What amount will public stockholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal and the Trust Amendment Proposal approved?
A:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account the lesser of (a) an aggregate of $400,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the six calendar months commencing on November 15, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension period. If more than 12,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until February 15, 2023 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.052 per share, with the aggregate maximum contribution to the trust being $1,200,000. However, if 11,000,000 public shares are redeemed and 12,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 15th day of such calendar month. Accordingly, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented and we take the full time through the Deadline Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share if all of our public shares remain outstanding after redemptions, or approximately $10.30 per share if 11,000,000 public shares are redeemed and 12,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.10 per share. The contributions are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The contributions will not occur if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed.

Q:	When would the Board abandon the Extension?
A:
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:	How do the Company insiders intend to vote their shares?
A:
Our Sponsor, officers and directors own 4,234,840 shares of Class B common stock. In relation to the IPO, an aggregate of 1,515,160 Class B common stock were cancelled by our Sponsor and transferred by us to the twelve anchor investors in the IPO. The anchor investors purchased an aggregate of 20,000,000 of the units sold in the IPO. As of the record date, our Sponsor, officers, and directors beneficially own an aggregate of approximately 14.7% of the outstanding common stock.

The shares of Class B common stock carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors, and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
Our Sponsor, directors, officers, advisors, or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and NYSE rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public warrants in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.
Although our Sponsor, directors, officers, advisors, and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans, or intentions change, the purpose of any such purchases of shares could be to vote such shares in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and thereby increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the shares of Class A common stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.
Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.
Q:	What vote is required to adopt the Extension Amendment Proposal?
A:
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.
Q:	What vote is required to adopt the Trust Amendment Proposal?
A:
The approval of the Trust Amendment Proposal requires approval of holders of at least 50% or more of the outstanding shares of common stock present (including virtually) or represented at the Special Meeting by proxy (including virtually) and entitled to vote thereon; provided, however, approval of the Trust Amendment Proposal is conditioned upon the approval of the Extension Amendment Proposal.

Q:	What vote is required to adopt the Adjournment Proposal?
A:
If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the special meeting and entitled to vote thereon.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?
A:
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved?
A:
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any shares of Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by November 15, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Q:	What if I do not want to vote “FOR” the Trust Amendment Proposal?
A:
If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Trust Amendment Proposal is approved, and the Trust Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:	What happens if the Trust Amendment Proposal is not approved?
A:
Our Board will abandon the Trust Amendment if our stockholders do not approve the Trust Amendment Proposal and any shares of Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?
A:	We will continue our efforts to consummate an initial business combination.
Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A and the amendment to our Trust Agreement set forth in Annex B hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors, and our officers as a result of their ownership of the Class B common stock.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.
Q:	What happens to the Company warrants if the Extension Amendment Proposal and Trust Amendment Proposal are not approved?
A:
If the Extension Amendment Proposal and Trust Amendment Proposal are not approved and we have not consummated an initial business combination by November 15, 2022, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Q:	What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?
A:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Deadline Date. The public warrants will remain outstanding and only become exercisable on the later of 30 days after the completion of an initial business combination or 12 months from the consummation of our IPO at an exercise price of $11.50 per share, provided we have an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”) covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. Notwithstanding the foregoing, if a registration statement covering the common shares issuable upon the exercise of the public warrants is not effective within 90 days from the consummation of an initial business combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the public warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their public warrants on a cashless basis. The public warrants will expire five years from the consummation of a business combination or earlier upon redemption or liquidation.

After the warrants become exercisable, the Company may call the public warrants for redemption (excluding the private placement warrants), in whole and not in part, at a price of $0.01 per warrant:
•	at any time while the public warrants are exercisable;
•	upon not less than 30 days’ prior written notice of redemption to each public warrant holder; and

•
if, and only if, the last reported sale price (the “closing price”) of our Class A common stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described in our IPO prospectus) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

The private placement warrants are identical to the public warrants underlying the units sold in the IPO, except that the private placement warrants and the common shares issuable upon the exercise of the private placement warrants will not be transferable, assignable, or salable until after the completion of an initial business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.
The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger, or consolidation. In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s Board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Class B common stock held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial business combination on the date of the consummation of such initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
Additionally, in no event will the Company be required to net cash settle the public warrants. If the Company is unable to complete an initial business combination prior to November 15, 2022, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation. If the Company is unable to complete an initial business combination prior to November 15, 2022, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.
Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?
A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:	May I change my vote after I have mailed my signed proxy card?
A.
Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.
Q:	What happens if I sell my shares of Class A common stock before the Special Meeting?
A:
The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Class A common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A common stock.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?
A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a Quorum requirement?
A:
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.
Q:	Who can vote at the Special Meeting?
A:
Only holders of record of our common stock at the close of business on [•], 2022 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 28,750,000 shares of common stock (including 23,000,000 shares of Class A common stock and 5,750,000 shares of Class B common stock) were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:	How many votes do I have at the Special Meeting?
A:
The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Class A common stock or Class B common stock held of record as of the record date. As of the close of business on the record date, there were 23,000,000 shares of Class A common stock outstanding and 5,750,000 shares of Class B common stock outstanding.

Q:	Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A:
The Board and the Company’s executive officers may have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and warrants that would become worthless if the Company does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal and Trust Amendment Proposal?
A:	No. There are no appraisal rights available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.
Q:	What do I need to do now?
A:
You are urged to carefully read and consider the information contained in this proxy statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q:	How do I vote?
A:
If you were a holder of record of common stock on October 24, 2022, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting [   ]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online.
Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?
A:
At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment and the Trust Amendment Proposal, and will have no effect on any of the other proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?
A:	Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.
Q:	How can I attend the Special Meeting?
A:
You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting [   ]. As a registered stockholder, you received a proxy card from AST, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 16-digit meeting control number. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 16-digit meeting control number, contact Broadridge at 1-800-690-6903. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.
You can pre-register to attend the Special Meeting in person online starting [•], 2022. Enter the URL address into your browser, and enter your 16-digit meeting control number, name, and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 16-digit meeting control number and will also be prompted to enter your 16-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact AST at the number or email address above, to receive a 16-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 16-digit meeting control number.
If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing [•] (toll-free) if within the U.S. or Canada, or [•] (standard rates apply) if outside of the U.S. and Canada, when prompted enter the pin [•]#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.
Q:	Do I need to attend the Special Meeting in person online to vote my shares?
A:
No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:	If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?
A:
Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Will how I vote affect my ability to exercise redemption rights?
A:
No. You may exercise your redemption rights whether you vote your public shares for or against the Extension Amendment and the Trust Amendment Proposal or do not vote your shares. As a result, the Extension Amendment and Trust Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of NYSE.

Q:	How do I redeem my common stock?
A:
If the Extension Amendment and the Trust Amendment are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Deadline Date.

In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern time on November 13, 2022 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your public shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of American

Stock Transfer & Trust Company (“AST”), the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.
A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment and the Trust Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
Q:	If I hold warrants, can I exercise redemption rights with respect to my warrants?
A:	No. There are no redemption rights with respect to the warrants.
Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	What is the quorum requirement for the Special Meeting?
A:
A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, [•] shares of common stock would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement, but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.
Q:	Who is paying for this proxy solicitation?
A:
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $32,500, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: KWAC.info@investor.morrowsodali.com
You may also contact the Company at:
Richard D. Bertel, Chief Executive Officer
Integrated Rail and Resources Acquisition Corp.
6100 Southwest Boulevard, Suite 320
Fort Worth, Texas 76109
Tel: (817) 737-5885
Email: rdbertel@rgpc.com
To obtain timely delivery, the Company’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
American Stock Transfer & Trust Company
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: SPAC team
E-mail: SPACSUPPORT@astfinancial.com

FORWARD-LOOKING STATEMENTS
Certain statements included in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
•	our ability to consummate an initial business combination;
•	the inability to complete a potential financing of an initial business combination;
•	the expected benefits of an initial business combination; and
•	the financial and business performance of the Company following the closing of an initial business combination.
These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 29, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022 and August 19, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Deadline Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment and Trust Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.
As described under “The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a business combination (currently November 15, 2022) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with a business combination, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

BACKGROUND
We are a blank check company incorporated under the laws of the State of Delaware on March 12, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. While we may pursue our initial business combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital.
On November 16, 2021, we consummated our IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $115,000,000. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation.
Simultaneously with the closing of our IPO, we consummated the sale of 9,400,000 private placement warrants, at $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $9,400,000.
Transaction costs incurred in connection with our IPO amounted to $4,600,000 in underwriting discounts and incurred offering costs of approximately $591,587. In addition, the Underwriters agreed to defer approximately $8,050,000 in underwriting discounts, which amount will be payable when and if a business combination is consummated. The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us.
Following the closing of the IPO on November 16, 2021, an amount of $232,300,000 ($10.10 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial business combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.
On the record date of the Special Meeting, there were 28,750,000 shares of common stock outstanding, of which 23,000,000 were public shares and 5,750,000 were shares of Class B common stock. The Class B common stock carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 4,234,840 shares of Class B common stock, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
The mailing address of the Company’s principal executive office 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109, and its phone number is (817) 737-5885.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”). Further, this discussion is applicable only to holders who purchased Class A common stock in the IPO.
This discussion does not address all U.S. federal income tax consequences that may be relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
•	persons whose functional currency is not the U.S. dollar.
If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the Internal Revenue Service (“IRS”) regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.
THIS DISCUSSION IS NOT TAX ADVICE. U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Federal Income Tax Treatment of Non-Electing Stockholders
A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal and Trust Amendment Proposal.
U.S. Federal Income Tax Treatment of Electing Stockholders
If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution”.
Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public warrants.
The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of common stock outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption.
There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.
Gain or Loss on Redemption Treated as a Sale of Class A common stock. If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.
Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” above.

THE SPECIAL MEETING
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting in lieu of the 2022 annual meeting of stockholders, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [•], 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.
Date, Time and Place.
The Special Meeting will be held on [•], 2022, at 10:00 a.m., Eastern time, conducted via live webcast at the following address [   ]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Purpose of the Special Meeting.
At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:
•	Proposal No. 1 — The “Extension Amendment Proposal” — a proposal to approve the adoption of the Extension Amendment and the Extension; and
•	Proposal No. 2 — The “Trust Amendment Proposal” — a proposal to approve the adoption of the Trust Amendment; and
•
Proposal No. 3 — The “Adjournment Proposal” — a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote

Record Date and Voting
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A common stock or Class B common stock at the close of business on October 24, 2022, which is the record date for the Special Meeting. You are entitled to one vote for each share of Class A common stock or Class B common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 28,750,000 shares of Class A common stock outstanding and 5,750,000 shares of Class B common stock outstanding, of which 4,234,840 shares of Class B common stock are held by our Sponsor, officers, and directors and anchor investors.
Our Sponsors, officers and directors intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.
Voting Your Shares
Each share of Class A common stock or Class B common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of common stock that you own.
If you are a holder of record, there are two ways to vote your shares of common stock at the Special Meeting:
•
You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by the Board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

•	You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive.

However, if your shares of common stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of common stock.
Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.
Quorum and Vote Required for the Proposals
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
The approval of the Trust Amendment Proposal requires approval of holders of at least 50% or more of the outstanding shares of common stock present (including virtually) or represented at the Special Meeting by proxy (including virtually) and entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.
The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.
If the Extension Amendment Proposal and the Trust Amendment are not approved and we do not consummate our initial business combination by November 15, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
In addition, our Sponsor, directors, officers, advisors, or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting. None of our Sponsor, directors, officers, advisors, or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under

Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. Although none of the Sponsor, directors, officers, advisors, or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.
Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.
As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
Abstentions and Broker Non-Votes
Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote”.
Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and the Trust Amendment Proposal and will have no effect on the Adjournment Proposal.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:
•
you may send another signed proxy card with a later date, to Richard D. Bertel, the Company’s Chief Executive Officer at 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109 before the Special Meeting that you have revoked your proxy;

•
you may send a notice of revocation to Richard D. Bertel, the Company’s Chief Executive Officer at 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109 before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Solicitation of Proxies
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $32,500, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Stock Ownership
As of the record date, our Sponsor, officers, and directors beneficially own an aggregate of approximately 14.7% of the outstanding shares of common stock. Our Sponsor, officers and directors intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:
•
the beneficial ownership of (i) the Sponsor and certain of the Company’s directors and officers of an aggregate of 4,234,840 shares of Class B common stock and 9,400,000 private placement warrants and (ii) the anchor investors of an aggregate of 1,515,160 shares of Class B common stock, which shares and warrants would become worthless if the Company does not complete an initial business combination by November 15, 2022, which is 12 months from the closing of our IPO, or by the Deadline Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor, officers and directors and anchor investors have waived any redemption right with respect to these shares. The Sponsor paid an aggregate of $25,000 for its Class B common stock, and $9,400,000 for its private placement warrants, and such shares and warrants have an aggregate market value of approximately $[  ] and $[  ], respectively, based on the closing price of Class A common stock of $[  ] on the NYSE on October 24, 2022, the record date for the Special Meeting. Sponsor is the record holder of the shares reported herein. DHIP NRI Management Partners, LLC is a member of the Sponsor and does not exercise voting or dispositive power with respect to the shares of common stock held of record by Sponsor;

•
the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination;

•
the fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal;

•
the fact that, commencing on November 16, 2021, we have agreed to pay our Sponsor a total of $10,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we may continue to pay Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay;

•
the fact that our Sponsor, officers, and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations; and

•	the fact that our Sponsor, officers, and directors will lose their entire investment in us if our initial business combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.
Our Charter and Trust Agreement provide that we have until November 15, 2022 to complete our initial business combination under their respective terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 15, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Our Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly upon receipt of the applicable instruction letter delivered by us in connection with a closing of an initial business combination or our inability to effect an initial business combination within by November 15, 2022. We believe that these provisions of the Charter and the Trust Agreement were included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter and the Trust Agreement.
The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into a non-binding letter of intent with the Target, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Therefore, we believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Deadline Date in order to allow our stockholders the opportunity to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination.
After careful consideration of all relevant factors, our Board determined that the Extension Amendment and the Trust Amendment in the best interests of the Company and its stockholders.
Principal Executive Offices
Our principal executive offices are located at 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109. Our telephone number at such address is (817) 737-5885.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL
Overview
We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Deadline Date.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.
On October 11, 2022, we signed a non-binding letter of intent with the Target. Our Board believes that the Extension is necessary in order to be able to consummate an initial business combination with the Target. Our Board currently believes that there is not sufficient time before November 15, 2022 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of the business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 15, 2022, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination in case such additional time is needed. The Charter provides that we have until November 15, 2022 to complete our initial business combination.
A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[   ] that was in the Trust Account as of [   ], 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
Redemption Rights
If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Deadline Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on November 13, 2022 (two business days before the Special Meeting), both:
•	submit a request in writing that the Company redeem your public shares for cash to American Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:
American Stock Transfer & Trust Company
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: SPAC team
E-mail: SPACSUPPORT@astfinancial.com
and
•
deliver your public shares either physically or electronically through DTC to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor, or its designees, has agreed to contribute to the Trust Account the lesser of (a) an aggregate of $400,000 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the six calendar months commencing on November 15, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension period. If more than 12,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until February 15, 2023 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.052 per share, with the aggregate maximum contribution to the trust being $1,200,000. However, if 11,000,000 public shares are redeemed and 12,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 15th day of such calendar month. Accordingly, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented and we take the full time through the Deadline Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.20 per share if all of our public shares remain outstanding after redemptions, or approximately $10.30 per share if 11,000,000 public shares are redeemed and 12,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.10 per share. The contributions are conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The contributions will not occur if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.
Each redemption of public shares by the public stockholders will decrease the amount in the Trust Account. In no event, however, will the Company redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the initial business combination.
Prior to exercising redemption rights, stockholders should verify the market price of their public shares as they may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.
If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.
If the Extension Amendment Proposal is not approved and the Company does not consummate our initial business combination by November 15, 2022 or obtain the approval of the Company stockholders to extend the deadline for the Company to consummate our initial business combination, it will be required to dissolve and liquidate and the warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to American Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public share from the units.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

THE TRUST AMENDMENT PROPOSAL
Overview
We are proposing to amend our Trust Agreement, dated November 11, 2021, with American Stock Transfer & Trust Company, LLC, as trustee to change the date on which the trustee must commence liquidation of the trust account established in connection with our IPO to the Deadline Date. After the closing of our IPO in November 2021 and the concurrent private placement, a total of $232,300,000 was placed in the trust account for the benefit of our public stockholders. The balance of the trust account as of June 30, 2022 was $232,693,362.
The trustee’s role is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly upon receipt of the applicable instruction letter delivered by us in connection with a closing of an initial business combination or our inability to effect an initial business combination by November 15, 2022.
Our Board believes that the current provisions of the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to November 15, 2022. However, even though our Board has determined that it is very unlikely that we would be able to complete a business combination before November 15, 2022, the Trust Agreement does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after November 15, 2022, and the public stockholders are limited in their ability to exercise their redemption rights.
The purpose of this proposal is to extend the date on which the trustee shall commence liquidation of the trust account promptly following the Deadline Date. To extend the date on which the trustee shall commence liquidation of the trust account, we intend to amend the applicable provisions of the Trust Agreement.
The approval of the Trust Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. The Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension. The Trust Amendment Proposal is a condition to the implementation of the Extension.
A copy of the Trust Amendment is attached to this Proxy Statement in Annex B.
If the Trust Amendment Proposal is Approved
Upon approval of the Trust Amendment Proposal by the requisite number of votes, the amendments to our Trust Agreement set forth in Annex B hereto will become effective.
Vote Required for Approval
Approval of the Trust Amendment Proposal is conditioned upon the approval of the Extension Amendment Proposal.
The Trust Amendment Proposal will be approved and adopted if the holders of at least 50% or more of the outstanding shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Trust Amendment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Trust Amendment Proposal.
Recommendation of the Board
THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond November 15, 2022.
If the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.
Vote Required for Approval
Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.
The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.
Recommendation of the Board
THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the common stock as of October 24, 2022, the record date of the Special Meeting, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the common stock, by:
•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s directors, and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
As of the record date, there were a total of [28,750,000] shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
DHIP Natural Resources Investments, LLC(1)(3)	—	—	4,234,840	71.9%	14.7%
Richard D. Bertel(1)(3)	—	—	—	—	—
Mark A. Michel(1)(3)(4)	—	—	—	—	—
Chris A. Bertel(1)(3)	—	—	—	—	—
Timothy J. Fisher(1)(3)(4)	—	—	—	—	—
Robert L. Bach(1)	—	—	—	—	—
Mark W. Hemphill(1)	—	—	—	—	—
Michael Haeg(1)	—	—	—	—	—
Henry N. Didier, Jr.(1)(3)(4)	—	—	—	—	—
Troy O. Welch(1)	—	—	(5)	*	*
Rollin D. Bredenberg(1)	—	—	(5)	*	*
Brian M. Feldott(1)	—	—	(5)	*	*
Edmund Underwood, Jr.(1)	—	—	(5)	*	*
All directors and executive officers as a group (11 individuals)	—	—	(5)	*	*
Holders of 5% or more of our shares of common stock
Saba Capital Management, L.P.(6)	2,008,952	8.7%	(11)	(11)	7.0%
Highbridge Capital Management, LLC(7)	1,930,951	8.4%	(11)	(11)	6.7%
Castle Creek Arbitrage, LLC(8)	1,880,000	8.2%	(11)	(11)	6.5%
Polar Asset Management Partners Inc.(9)	1,880,000	8.2%	(11)	(11)	6.5%
D. E. Shaw Valence Portfolios, L.L.C.(10)	1,880,000	8.2%	(11)	(11)	6.5%
*	Less than 1%
(1)
Unless otherwise noted, the business address of each of the identified entities or individuals is c/o Integrated Rail and Resources Acquisition Corp., 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109.

(2)
Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)
DHIP Natural Resources Investments, LLC, our Sponsor, is the record holder of such shares. On August 22, 2022, RGPC Capital Investments LLC transferred all of its interest in the Sponsor, and is not a beneficial owner of any of the securities of the Issuer held by the Sponsor. In accordance with the Second Amended and Restated LLC Agreement, dated as of August 22, 2022, of the Sponsor, DHIP NRI Management Partners, LLC, a member of the Sponsor, does not exercise voting or dispositive power with respect to the securities of the Issuer held by the Sponsor and is not considered a beneficial owner of such securities. The members of DHIP NRI Management Partners LLC, composed of members Mark Michel, Henry N. Didier, Jr. and Timothy Fisher, each share decision-making power with respect to the actions of the entity. Richard Bertel is the sole member of RGPC Capital Investments LLC. None of the members of DHIP NRI Management Partners LLC and RGPC Capital Investments LLC exercise voting or dispositive power with respect to the shares held by our Sponsor alone or are deemed to have beneficial ownership of such shares.
(4)
Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)
Individual received a grant consisting of an interest in 25,000 founder shares from the Sponsor for his services as a director, which shares are beneficially owned by the Sponsor. As a group, such individual received grants for interests in an aggregate of 100,000 founder shares.

(6)
Based solely on the Schedule 13G filed by the security holder with the Securities and Exchange Commission on December 3, 2021. With respect to its shares of Class A common stock held in the Company, Saba Capital Management GP, LLC is the general partner of Saba Capital Management, L.P. and other affiliated entities, and Mr. Boaz Weinstein is managing member of the general partner of Saba Capital Management GP, LLC and other affiliated entities. The principal business address of each security holder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)
Based solely on the Schedule 13G/A filed by the security holder with the Securities and Exchange Commission on February 9, 2022. Highbridge Capital Management, LLC is the investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to the shares of Class A common stock of the Company directly held by the Highbridge Funds. The principal business address of each such security holder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(8)
Based solely on the Schedule 13G filed by the security holder with the Securities and Exchange Commission on February 11, 2022. Castle Creek Arbitrage, LLC serves as a registered investment adviser whose clients are CC Arb West, LLC and CC Arbitrage, Ltd. Mr. Allan Weine is the managing member of Castle Creek. By virtue of these relationships, each of Castle Creek and Mr. Weine may be deemed to beneficially own the shares of Class A common stock directly owned by CC ARB West, LLC and CC Arbitrage, Ltd. The principal business address of each such security holder is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603.

(9)
Based solely on the Schedule 13G filed by the security holder with the Securities and Exchange Commission on February 9, 2022. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Class A common stock of the Company directly held by PMSMF. The principal business address of each such security holder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(10)
Based solely on the Schedule 13G filed by the security holder with the Securities and Exchange Commission on November 26, 2021. Mr. David E. Shaw does not own any of the shares of Class A common stock directly. By virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the shares of Class A common stock and, therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. However, Mr. Shaw disclaims beneficial ownership of such 1,880,000 shares. The principal business address of the security holder is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(11)
The identified entities received shares of Class B common stock in the IPO as disclosed elsewhere in Form 10-K. However, such ownership represents less than 5% of the class of Class B common stock and so is not disclosed here.

Our initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of our initial business combination, without interest.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.
FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by November 15, 2022, we do not expect to hold any annual meetings.
Stockholder Communications
Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109.
Transfer Agent; Warrant Agent and Registrar
The registrar and transfer agent for the shares of common stock and the warrant agent for warrants is American Stock Transfer & Trust Company. The Company has agreed to indemnify American Stock Transfer & Trust Company in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (817) 737-5885 and 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
Richard D. Bertel, Chief Executive Officer
Integrated Rail and Resources Acquisition Corp.
6100 Southwest Boulevard, Suite 320
Fort Worth, Texas 76109
Tel: (817) 737-5885
Email: rdbertel@rgpc.com
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: KWAC.info@investor.morrowsodali.com
All information contained in this proxy statement relating to the Company has been supplied by the Company.
The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: KWAC.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Integrated Rail and Resources Acquisition Corp., 6100 Southwest Boulevard, Suite 320, Fort Worth, Texas 76109.
If you are a stockholder of the Company and would like to request documents, please do so by [  ], 2022 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED FIRST AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

[•], 2022
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Integrated Rail and Resources Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 12, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on November 11, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This first amendment (the “First Amendment”) to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
3.
This First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended by deleting the following words:
“within 12 months, or 15 or 18 months from the closing of the Offering if the Corporation elects to extend the amount of time to complete the initial Business Combination to the 15-month or 18-month anniversary from the closing of the Offering by depositing (or causing to be deposited) $2,000,000 (or $2,300,000 if the underwriters’ over-allotment option was exercised in full) in to the Trust Account for each 3-month extension and in accordance with the terms of the Investment Management Trust Agreement between the Corporation and American Stock Transfer & Trust Company, LLC (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business (the “Deadline Date”))”
and replacing them with the words:
“by May 15, 2023 (the “Deadline Date”)”;
IN WITNESS WHEREOF, Integrated Rail and Resources Acquisition Corp. has caused this First Amendment to be duly executed in its name and on its behalf by an authorized officer as of this    day of    , 2022.
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

By:
Name: Richard D. Bertel
Title: Chief Executive Officer and Chairman
A-1

ANNEX B
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of    , 2022, is made by and between Integrated Rail and Resources Acquisition Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of November 11, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, following the closing of the Company’s initial public offering of units (the “Offering”) and as of November 16, 2021, a total of $232,300,000.00 of the net proceeds from the Offering was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 12 months after the closing of the Offering or, in the event that the Company extended the time to complete the Business Combination to the 15-month or 18-month anniversary from the closing of the IPO by depositing $2,000,000 (or $2,300,000 if the underwriters’ over-allotment option was exercised in full) for each 3-month extension, but has not completed the Business Combination within such 15-month or 18-month period, as applicable, the 15-month or 18-month anniversary of the Closing;
WHEREAS, Section 7 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the approval of the holders of at least 50% or more of the shares of the Common Stock present or represented at the meeting, par value $0.0001 per share, of the Company voting together as a single class;
WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least fifty percent (50%) of the voting power of all then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment Agreement;
WHEREAS, at the Meeting, the stockholders of the Company also voted to approve the amendment to the Company’s certificate of incorporation (the certificate of incorporation, as so amended and restated, the “Restated Certificate”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Stifel, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination to the Deadline Date (as such term is defined in the Company’s amended and restated certificate of incorporation), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Deadline Date.”

2. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
3. References.
(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to November 11, 2021.
(b) All references to the “Amended and Restated Certificate of Incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Certificate.
4. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
5. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
6. Other Miscellaneous Terms. The provisions of Sections 7(f), 7(h) and 7(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS TRUSTEE

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

By:
Name:
Title:
B-4